Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

VOYA FLEXIBLE INCOME ANNUITY

Supplement Dated February 29, 2024 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND REORGANIZATIONS

On January 10, 2024, the Board of Directors of Voya Strategic Allocation Portfolios, Inc. and the Board of Directors of Voya Balanced Portfolio, Inc. approved a proposal to reorganize the Disappearing Portfolios with and into the following “Surviving Portfolios”. The Board of (each, a “Reorganization” and collectively, the “Reorganizations”):

Disappearing Portfolios	Surviving Portfolios
Voya Strategic Allocation Conservative Portfolio (Class I shares)	Voya Solution Conservative Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Strategic Allocation Growth Portfolio (Class I shares)	Voya Solution Aggressive Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Strategic Allocation Moderate Portfolio (Class I shares)	Voya Solution Balanced Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Balanced Portfolio (Class I shares)	Voya Balanced Income Portfolio (Class I) (a series of Voya Partners, Inc.)

The Reorganization of Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”) into Voya Solution Balanced Portfolio is subject to approval by the shareholders of Strategic Allocation Moderate. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to Strategic Allocation Moderate’s shareholders on or about May 3, 2024, and a shareholder meeting is scheduled to be held on or about June 27, 2024. Strategic Allocation Moderate will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 12, 2024.

The Reorganizations for the Disappearing Portfolios, not including Strategic Allocation Moderate, do not require shareholder approval. It is expected that the Reorganizations will take place on or about July 12, 2024.

X.109622-23A	February 2024

From the close of business on June 28, 2024, through the close of business on July 12, 2024, the Disappearing Portfolios (including Strategic Allocation Moderate If its shareholders approve the Reorganization) will be in a “transition period” during which time a transition manager will align each Disappearing Portfolio’s holdings with those of the respective Surviving Portfolio. During this time, the Disappearing Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold corresponding shares of the Surviving Portfolios.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109622-23A	February 2024